Term Sheet
                            $4,000,000 New Loan
                              April 15, 1999

     This Term Sheet, dated April 15, 1999, represents the basic terms agreed to between I-Link Incorporated ("I-Link") and Winter Harbor, LLC ("Winter Harbor"), relative to the agreement of Winter Harbor to make a new loan to I-Link of up to Four Million Dollars ($4,000,000). It is the intent of the parties that this Term Sheet be binding upon the parties.

     In consideration of the mutual covenants and promises contained herein, and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties agree as follows:

     Winter Harbor agrees to lend to I-Link and I-Link agrees to borrow the additional sum of $4,000,000 (the "New Loan") upon the terms and conditions set forth herein. The terms and conditions of the New Loan shall be substantially identical to the terms and conditions set forth in the Loan Agreement between the parties, dated as of January 15, 1999, as amended by the First Amendment thereto dated as of March 4, 1999, and the Second Amendment dated as of April 15, 1999 (the "Second Amendment") (collectively referred to as the "January 15, 1999 Loan Agreement"), with the exception of the following provisions. Capitalized terms used herein and not defined herein shall have the meaning set forth in the January 15, 1999 Loan Agreement.

     1. The outstanding principal balance of the New Loan plus any accrued and unpaid interest thereon shall be due and payable on September 30, 1999.

     2. No additional warrants shall be issued to Winter Harbor in consideration of the New Loan, except as provided in Paragraph 4 below.

     3. As partial consideration for (i) the New Loans and (ii) the Second Amendment, I-Link has agreed to hold a meeting of the shareholders (whether annual or special) as soon as practicable at which I-Link shall seek shareholder approval of a modification to the conversion terms of the Series N Stock in substantially the same form as Exhibit B attached hereto, and, if approved by the shareholders, shall so amend the designation of preferences of the Series N Stock..

     4. I-Link shall have the right at its election to extend the due date of the New Loan past September 30, 1999, to April 15, 2000; provided, however, that in the event I-Link's shareholders fail to approve the modification to the conversion price of the Series N Preferred Stock as provided in Paragraph 3 above, as additional consideration for such extension I-Link shall be required to issue to Winter Harbor one warrant for each $1 of principal outstanding on the New Loan as of the date of such extension (the "Extension Warrants"), which Extension Warrants shall be issued on the same terms and conditions as the Series K warrants issued in connection with the January 15, 1999 Loan Agreement.
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     5.   I-Link may cause the New Loan to be exchanged for Series N Stock upon consummation of the Rights Offering in accordance with the provisions of Section 1.6(b)(iii) of the January 15, 1999 Loan Agreement.

     6. With respect to the New Loan, should any Event of Default (as defined in the January 15, 1999 Loan Agreement) occur on or after the due date (or if extended, the extended due date), Winter Harbor may at its option by written notice to I-Link declare the entire unpaid principal amount of the note or notes evidencing the New Loan (collectively the "Note"), together with all unpaid interest and all other amounts payable in connection therewith and every other obligation of I-Link to Winter Harbor, immediately due and payable, whereupon the Note and all such obligations shall become and be forthwith due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by I-Link, anything contained herein or in the Note or in such other note or evidence of indebtedness to the contrary notwithstanding. Winter Harbor shall not have this right prior to the due date, or if extended, prior to the extended due date.

     7. The above terms and conditions shall take precedence over any conflicting terms and conditions in January 15, 1999 Loan Agreement with respect to the New Loan.

     8. The parties shall execute a written loan agreement consistent with the above provisions (the "New Loan Agreement"), and such other ancillary instruments as shall be required to carry out the purposes of this Term Sheet.

DATED April 15, 1999.                 I-LINK INCORPORATED

                                      By: /s John Edwards
                                          John Edwards, President

                                      WINTER HARBOR, L.L.C.

                                      By: First Media, L.P., its member

                                      By: First Media Corporation, its
                                          sole general partner

                                          By: /s Ralph W. Hardy, Jr.
                                              Ralph W. Hardy Jr., Secretary

     The undersigned, First Media, L.P., the sole member of Winter Harbor, L.L.C. (the "Lender"), hereby consents to the terms and provisions of this Term Sheet and unconditionally promises to make available to Winter Harbor sufficient funds in order for Winter Harbor to lend the entire New Loan as provided hereunder.

                                   FIRST MEDIA, L.P.

                                   By: First Media Corporation, its sole
                                       general partner

                                   By: /s Ralph W. Hardy, Jr.
                                       Ralph W. Hardy Jr., Secretary
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                                                                    Exhibit A
                          FORM OF PROMISSORY NOTE

$4,000,000                                            April 16, 1999

     FOR VALUE RECEIVED, the undersigned, I-LINK INCORPORATED, a Florida corporation (the "Maker"), promises to pay to the order of WINTER HARBOR, L.L.C., a Delaware limited liability company (the "Payee"), on or before September 30, 1999 (or April 15, 2000 if extended by Payee as provided in Section ___ of the [New Loan Agreement]) (the "Maturity Date"), the principal sum of $4,000,000, or if less, the outstanding principal balance of the loans ("Loans") made by Payee to Maker in connection with this Note pursuant to the [New Loan Agreement], together with interest thereon as provided herein. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the [New Loan Agreement].

     The Payee may, and is hereby authorized by the Borrower to, set forth on the grid attached hereto, or in other comparable records maintained by it, the amount of each Loan, all payments and prepayments of principal and interest received, the current outstanding principal balance, and other appropriate information. The aggregate unpaid amount of any Loan set forth in any records maintained by the Payee with respect to this Note shall be presumptive evidence of the principal amount owing and unpaid on this Note. Failure of the Payee to record the principal amount of any Loan on the grid attached hereto shall not limit or otherwise affect the obligation of the Borrower hereunder to repay the principal amount of such Loan and all interest accruing thereon.

     1. Interest. The unpaid principal balance of this Note shall bear interest at the rates determined in accordance with the provisions of [the New Loan Agreement] between the Maker and the Payee (as the same may be amended, modified, extended or restated, the "Loan Agreement"). Interest accrued hereunder shall be paid monthly on the last business day of each calendar month until all principal and interest hereunder is paid in full at the repayment or maturity of the Loan.

     2. Principal Repayment. The aggregate principal balance of this Note shall be due and payable as provided in Section ___ of the Loan Agreement.

     3. Prepayments. This Note may be voluntarily prepaid in whole or in part without premium or penalty at any time and from time to time; provided, however, that each partial prepayment shall be in the aggregate principal amount of not less than $100,000 or an integral multiple of $50,000 in excess thereof. In making a prepayment in whole, the Maker shall pay all accrued interest through the date of such prepayment. The Maker shall make a mandatory prepayment of the outstanding principal amount of the Note together with all accrued interest on and subject to the terms and conditions of the Loan Agreement.

     4. Payment on Business Days. If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or public holiday, such payment may be made on the next succeeding business day, and such extension of time in such case shall be included in the computation of interest in connection with such payment.

     5.  Form of Payment.  All payments made pursuant to the terms of this
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Note shall be made in lawful money of the United States of America and shall be payable to the Payee at its principal office located at 11400 Skipwith Lane, Potomac, Maryland 20854 or at such other place as the Payee shall have designated to the Maker in writing.

     6. Choice of Law. This Note shall be governed by and construed in accordance with the laws of the State of Delaware with the exception of the conflicts of laws provisions thereof.

     7. Collection Expenses. If at any time the indebtedness evidenced by this Note is collected through legal proceedings or this Note is placed in the hands of attorneys for collection, the Maker and each endorser of this Note hereby jointly and severally agree to pay all costs and expenses (including reasonable attorneys' fees) incurred by the holder of this Note in collecting or attempting to collect such indebtedness.

     8. Waivers. To the extent permitted by law, except as otherwise provided herein or in the Loan Agreement, the Maker and each endorser of this Note, and their respective heirs, successors, legal representatives and assigns, hereby severally waive presentment; protest and demand; notice of protest, demand, dishonor and nonpayment; diligence in collection, and any relief whatever from the valuation or appraisement laws of any state.

     IN WITNESS WHEREOF, the Maker has executed this Note as of the date and year first above written.


                                     I-LINK INCORPORATED,
                                     a Florida corporation

                                     By: _______________________________
                                         John Edwards, President


























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                            PAYMENT INFORMATION

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DATE         BORROWED           PAID          BALANCE          INITIALS

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                                                                Exhibit B

Conversion Price. The Conversion Price at which shares of Common Stock shall be deliverable upon conversion of Series N Preferred Stock without the payment of additional consideration by the holder thereof shall initially be $2.78 (the "Conversion Price"). The Conversion Price shall reset ("Reset") to the lowest of, but not lower than $1.25, (i) 110% of the average trading price for any 20 day period subsequent to issuance, (ii) the price at which common stock or common stock equivalent is issued (whether by conversion, exercise or otherwise and whether any such security is outstanding on the date hereof), (iii) the exercise price or conversion rate of any new options, warrants, preferred stock or other convertible security and (iv) if at any the "Conversion Price" set forth in Section III(j)(5)(c) for which the Series F Convertible Preferred Stock may be converted into the Corporation's Common Stock is less than the applicable Conversion Price for the Series N Preferred Stock then in effect, then and in any such event, the Conversion Price for the Series N Preferred Stock shall be reduced to equal the Conversion Price of the Series F Convertible Preferred Stock. Such Conversion Price, and the rate at which shares of Series N Preferred Stock may be converted into shares of Common Stock, shall be subject to further adjustment as provided in this
Section III(k)(4).
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